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Exhibit 99.1

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned hereby certifies that (i) the Form 10-QSB of MidCarolina Financial Corporation (the "Company") for the quarter ended September 30, 2002 (the "Report"), as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company on the dates and for the periods presented therein.

                                      MIDCAROLINA FINANCIAL CORPORATION


Date: November 13, 2002               By:  /s/ Randolph J. Cary, Jr.
                                           -------------------------------------
                                           Randolph J. Cary, Jr.
                                           President and Chief Executive Officer


Date: November 13, 2002               By:  /s/ David B. Spencer
                                           -------------------------------------
                                           David B. Spencer
                                           Chief Financial Officer


This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.